UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 5, 2006
                                                ______________________________



                         Willow Grove Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)




       Pennsylvania                     0-49706                  80-0034942
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)




Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (215) 646-5405
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry Into a Material Definitive Agreement
          ------------------------------------------

     On January 5, 2006, Willow Grove Bank (the "Bank"), the wholly owned savings bank subsidiary of Willow Grove Bancorp, Inc. (the "Company"), entered into a Change in Control Severance Agreement (the "Agreement") with Allen L. Wagner, who recently commenced employment with the Bank as its Chief of Human Development and Communications. Pursuant to the terms of the Agreement, in the event Mr. Wagner's employment was terminated in connection with a change-in-control of Willow Grove Bank or within 12 months thereafter, Mr. Wagner would be paid an amount equal to one times his average annual compensation (defined as the five-year average base salary and bonus) subject to mitigation and to no payment being deemed a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended. The Agreement has an initial term expiring June 30, 2007 (which term will be extended for additional one-year periods each July 1st unless prior notice to the contrary is given).

     For additional information, reference is made to the Agreement which is included herein as Exhibit 10.1, and which is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibit is included with this Report:


          Exhibit No.   Description
          ----------    -----------

          10.1 Change in Control Severance Agreement between Willow Grove Bank and Allen L. Wagner














                                     2



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



                              By: /s/ Joseph T. Crowley
                                  ----------------------------------
                                  Name:  Joseph T. Crowley
                                  Title: Chief Financial Officer

Date: January 11, 2006